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                                                                   EXHIBIT 10.11

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

      THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Assignment") is executed and delivered as of May 23, 2001 by IGF HOLDINGS, INC., an Indiana corporation ("IGFH") and IGF INSURANCE COMPANY, an Indiana insurance corporation ("IGF") (IGFH and IGF are referred to collectively in this Assignment as the "Assignor") to ACCEPTANCE INSURANCE COMPANIES INC., a Delaware corporation ("Acceptance"), for itself and on behalf of its subsidiaries (Acceptance and its subsidiaries are referred to collectively in this Assignment as the "Assignee" and have joint and several rights and obligations hereunder). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement (as defined below).

                              W I T N E S S E T H :

      WHEREAS, the Assignor has entered into the Asset Purchase Agreement (the "Asset Purchase Agreement") dated as of May 23, 2001 by and among Assignee, Goran Capital, Inc., a Canadian corporation, Symons International Group Inc., an Indiana corporation and Assignor, pursuant to which, among other things, Assignor has agreed to sell the Transferred Assets to the Assignee; and

      WHEREAS, pursuant to the Asset Purchase Agreement, the Assignor has agreed to assign the Assumed Liabilities and Assigned and Assumed Contracts to the Assignee, and Assignee has agreed to assume the Assumed Liabilities and Assigned and Assumed Contracts; and

      WHEREAS, those Assigned and Assumed Contracts which also are Insurance Contracts identified in Schedule 3.05A are being sold, conveyed, granted, distributed, transferred, set over, assigned, released and delivered unto the Assignee by and through the Aquaculture SRA Assignment and Assumption Agreement, the IGF/Acceptance Retrocession Agreement and the SRA Assignment and Assumption Agreement.

      NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Assignment and Assumption.

      The Assignor does hereby sell, convey, grant, distribute, transfer, set over, assign, release and deliver unto the Assignee, its successors and assigns forever, all of Assignor's right, title and interest in and to the Assumed Liabilities and all Assigned and Assumed Contracts except Insurance Contracts identified in Schedule 3.05A, free and clear of all Liens except as set forth in the Asset Purchase Agreement. In connection therewith, the Assignee does hereby assume any and all of Assignor's right, title, interest, defenses, counterclaims, setoffs, obligations and liabilities under the Assumed Liabilities and Assigned and Assumed Contracts and agrees to pay, perform, and discharge the Assumed Liabilities and Assigned and Assumed Contracts pursuant to their terms and the terms of the Asset Purchase Agreement and of this Agreement, in the same

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manner and to the same extent as Assignor was legally obligated to pay, perform and discharge the Assumed Liabilities and Assigned and Assumed Contracts and not to any greater extent.

SECTION 2. Miscellaneous Provisions.

      (a) The assignment made hereby shall be binding upon the parties hereto and their respective successors and assigns.

      (b) This Assignment may be amended only with the written consent of each party hereto.

      (c) This Assignment shall be governed by, and interpreted in accordance with, the laws of the State of Iowa, without giving effect to the principles of conflicts of law thereof.

      (d) This Assignment may be executed in multiple counterparts, all of which counterparts taken together shall constitute one agreement.

      (e) Nothing in this Assignment is intended or shall be construed to give any person, other than the parties hereto, their successors and assigns, any legal or equitable right, remedy or claim under or in respect of this Assignment, any provision contained herein or any of the Assigned and Assumed Contracts.

      (f) If the provisions of any Ancillary Agreement to which any Assigned and Assumed Contract is subject and this Assignment conflict, the provisions of such Ancillary Agreement shall control to the extent of such conflict and supercede only those provisions of this Assignment with which it conflicts.

      (g) This Assignment is conditioned upon and effective at Closing (as defined in the Asset Purchase Agreement). If the Asset Purchase Agreement is terminated pursuant to its terms and conditions, this Assignment shall terminate concurrently with the Asset Purchase Agreement.

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      IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Assignment and Assumption Agreement as of the date first above written.

                                        ASSIGNOR

                                        IGF HOLDING, INC.

                                        By /s/ Alan G. Symons
                                          --------------------------------------
                                        Name Alan G. Symons
                                            ------------------------------------
                                        Title Vice President
                                             -----------------------------------


                                        ASSIGNOR

                                        IGF HOLDING, INC.

                                        By /s/ Alan G. Symons
                                          --------------------------------------
                                        Name Alan G. Symons
                                            ------------------------------------
                                        Title Vice Chairman
                                             -----------------------------------


                                        IGF HOLDING, INC.
                                        IGF INSURANCE COMPANY

                                        By /s/ Alan G. Symons
                                          --------------------------------------
                                        Name Alan G. Symons
                                            ------------------------------------
                                        Title Vice Chairman, CEO, and President
                                             -----------------------------------


                                        ASSIGNEE

                                        ACCEPTANCE INSURANCE
                                        COMPANIES INC.

                                           By /s/ John E. Martin
                                             -----------------------------------
                                             John E. Martin
                                             President